      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 1998


                                                 SECURITIES ACT FILE NO. 2-82766
                                        INVESTMENT COMPANY ACT FILE NO. 811-3703
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                        POST-EFFECTIVE AMENDMENT NO. 16                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 19                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                               CBA(R) MONEY FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (609) 282-2800


              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 ARTHUR ZEIKEL
                               CBA(R) MONEY FUND
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011


                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:


               COUNSEL FOR THE FUND:                                PHILIP L. KIRSTEIN, ESQ.
                  BROWN & WOOD LLP                                FUND ASSET MANAGEMENT, L.P.
               ONE WORLD TRADE CENTER                                    P.O. BOX 9011
           NEW YORK, NEW YORK 10048-0557                        PRINCETON, NEW JERSEY 08543-9011
          ATTENTION: THOMAS R. SMITH, JR.



                           JEFFREY S. ALEXANDER, ESQ.


               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                            WORLD FINANCIAL CENTER,


                            NEW YORK, NEW YORK 10281


                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[X]  immediately upon filing pursuant to paragraph (b), or
[ ]  on (date) pursuant to paragraph (b), or
[ ]  60 days after filing pursuant to paragraph (a) (1), or
[ ]  on (date) pursuant to paragraph (a) (1), or
[ ]  75 days after filing pursuant to paragraph (a) (2), or
[ ]  on (date) pursuant to paragraph (a) (2) of Rule 485.

     IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, par value $.10 per share


================================================================================

                               CBA(R) MONEY FUND

                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                           LOCATION
-------------                                                           --------
 PART A
  Item  1.      Cover Page.............................  Cover Page
  Item  2.      Synopsis...............................  Fee Table
  Item  3.      Condensed Financial Information........  Supplementary Financial Information;
                                                         Yield Information
  Item  4.      General Description of Registrant......  Investment Objectives and Policies;
                                                           Additional Information; Organization
                                                           of the Money Fund
  Item  5.      Management of the Fund.................  Fee Table; Management of the Money
                                                           Fund; Portfolio Transactions; Inside
                                                           Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance..........................  Not Applicable
  Item  6.      Capital Stock and Other Securities.....  Cover Page; Additional Information
  Item  7.      Purchase of Securities Being Offered...  Cover Page; Fee Table; Purchase of
                                                         Shares; Redemption of Shares;
                                                           Additional Information; Inside Back
                                                           Cover Page
  Item  8.      Redemption or Repurchase...............  Purchase of Shares; Redemption of
                                                         Shares
  Item  9.      Pending Legal Proceedings..............  Not Applicable
PART B
  Item 10.      Cover Page.............................  Cover Page
  Item 11.      Table of Contents......................  Cover Page
  Item 12.      General Information and History........  Not Applicable
  Item 13.      Investment Objectives and Policies.....  Investment Objectives and Policies
  Item 14.      Management of the Fund.................  Management of the Money Fund
  Item 15.      Control Persons and Principal Holders
                  of Securities........................  Management of the Money Fund
  Item 16.      Investment Advisory and Other
                  Services.............................  Management of the Money Fund; Purchase
                                                           and Redemption of Shares; General
                                                           Information
  Item 17.      Brokerage Allocation...................  Portfolio Transactions
  Item 18.      Capital Stock and Other Securities.....  General Information -- Description of
                                                           Shares
  Item 19.      Purchase, Redemption and Pricing of
                  Securities Being Offered.............  Purchase and Redemption of Shares;
                                                           Determination of Net Asset Value
  Item 20.      Tax Status.............................  Taxes
  Item 21.      Underwriters...........................  Purchase and Redemption of Shares
  Item 22.      Calculation of Performance Data........  Yield Information
  Item 23.      Financial Statements...................  Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

JUNE 1, 1998

                               CBA(R) MONEY FUND

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------

     CBA(R) Money Fund (the "Money Fund") is a no-load money market fund whose shares are offered to subscribers to the Capital Builder(SM) Account service, the Life Management Service(SM), the Merrill Lynch Emerging Investor Account(SM) service and the Medical Savings Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort") (the Capital Builder(SM) Account service, Life Management Service(SM), Merrill Lynch Emerging Investor Account(SM) service, Medical Savings Account service and Broadcort Capital Account service are collectively referred to as the "Services") and to investors maintaining accounts directly with the Money Fund's transfer agent. Each Service consists of a conventional securities cash or margin account ("Securities Account") maintained at Merrill Lynch or Broadcort, as applicable, which is presently linked to the Money Fund and to a Visa(R) card/check account ("Visa(R) Account"). The Life Management Service also may be linked to insurance, home financing and other services. THE MONEY FUND SEEKS TO MAINTAIN A CONSISTENT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.
     A customer of Merrill Lynch and a customer of a securities firm that has entered into a selected dealer agreement with Broadcort may subscribe to one of the Services, as applicable, as set forth in the description of the respective Services discussed below. Subject to the conditions described in this Prospectus, free credit balances in the Securities Account of Service participants may be periodically invested in shares of the Money Fund. Service subscribers also are able to have free credit balances deposited in money market deposit accounts maintained with depository institutions. Investment in the Money Fund or utilization of such deposit accounts permits the subscriber to earn a return on such funds pending further investment through other aspects of the respective Services or utilization through the Visa(R) Account. The shares of the Money Fund also may be purchased by investors maintaining accounts directly with the Money Fund's Transfer Agent. The minimum initial purchase for investors who do not subscribe to one of the Services is $5,000 and subsequent purchases must be $1,000 or more. Such investors will not receive any of the additional services available to Service subscribers, such as the Visa(R) Account or the automatic investment of free credit balances. See "Purchase of Shares."
                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


     This Prospectus is a concise statement of information about the Money Fund that is relevant to making an investment in the Money Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Money Fund, dated June 1, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing to the Money Fund at the above telephone number or address. The Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Money Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


     The information in this Prospectus should be read in conjunction with the description of the Merrill Lynch Capital Builder(SM) Account program or the description of the applicable Service program furnished to all subscribers prior to the time the Account is opened. Reference is made to such descriptions and accompanying materials for information with respect to the Services, including the fees related to such Accounts. Information concerning the money market deposit accounts in which free credit balances may be deposited is described in a separate brochure. For more information about the Services, call toll-free from anywhere in the U.S., 1-800-247-6400 (Capital Builder(SM) Account), 1-888-543-3648 (Life Management Service(SM)), 1-888-EMERGE-1 (Merrill Lynch Emerging Investor Account(SM)), 1-888-INFO-MSA (Medical Savings Account) or 1-800-247-6450 (Broadcort Capital Account), respectively.

                            ------------------------

     Investors are advised to read this Prospectus and retain it for future reference.

                                   FEE TABLE


MONEY FUND ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998:
Management Fees(a).................................................  0.41%
  Rule 12b-1 Fees(b)...............................................  0.13%
  Other Expenses:
     Transfer Agency Fees(c)................................  0.17%
     Other Fees.............................................  0.03%
                                                              -----
  Total Other Expenses.............................................  0.20%
                                                                     -----
  Total Money Fund Operating Expenses..............................  0.74%
                                                                     =====


---------------

(a) The manager of the Money Fund, Fund Asset Management, L.P. (the "Manager"), has agreed voluntarily to waive a portion of its management fee. The Fee Table has been restated to assume the absence of any waiver because the Manager may discontinue or reduce such waiver at any time without notice. For the fiscal year ended February 28, 1998, the Manager waived management fees totalling 0.04% after which the total Money Fund operating expenses were 0.70%. See "Management of the Money Fund -- Management and Advisory Arrangements" -- page 10.



(b)  See "Purchase of Shares" -- page 11.


(c)  See "Management of the Money Fund -- Transfer Agency Services" -- page 10.

EXAMPLE:


                                                                   CUMULATIVE EXPENSES PAID
                                                                      FOR THE PERIOD OF:
                                                           ----------------------------------------
                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment, assuming an operating expense ratio of
  0.74% and a 5% annual return throughout the periods....    $8        $24        $41        $92



     MERRILL LYNCH CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE (PRESENTLY $65) FOR THE CAPITAL BUILDER(SM) ACCOUNT SERVICE AND CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE (PRESENTLY $114, SUBJECT TO REBATE IN CERTAIN CIRCUMSTANCES) FOR THE LIFE MANAGEMENT SERVICE(SM). SEE THE LIFE MANAGEMENT SERVICE(SM) PROGRAM DESCRIPTION BOOKLET FOR DETAILS. MERRILL LYNCH CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE (PRESENTLY $24, SUBJECT TO FEE WAIVER IN CERTAIN CIRCUMSTANCES) FOR THE MERRILL LYNCH EMERGING INVESTOR ACCOUNT(SM). SEE THE MERRILL LYNCH EMERGING INVESTOR ACCOUNT(SM) BROCHURE FOR DETAILS. MERRILL LYNCH CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE (PRESENTLY $100) FOR THE MEDICAL SAVINGS ACCOUNT SERVICE. BROADCORT CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE (PRESENTLY $75) FOR THE BROADCORT CAPITAL ACCOUNT SERVICE. SHAREHOLDERS OF THE MONEY FUND WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE MONEY FUND'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO ANY OF THE SERVICES WILL NOT BE CHARGED A PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO SUBSCRIBERS.

                               TABLE OF CONTENTS


                                                PAGE
                                                ----
Fee Table......................................   2
Financial Highlights...........................   3
Yield Information..............................   4
Investment Objectives and Policies.............   5
Management of the Money Fund...................   8
    Trustees...................................   8
    Management and Advisory Arrangements.......   9
    Transfer Agency Services...................  10
Purchase of Shares.............................  10
Redemption of Shares...........................  13
Portfolio Transactions.........................  14
Additional Information.........................  15
    Dividends..................................  15
    Determination of Net Asset Value...........  15
    Taxes......................................  15
    Organization of the Money Fund.............  17
    Year 2000 Issues...........................  17
    Shareholder Inquiries......................  18
    Reports to Shareholders....................  18


       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE MONEY FUND, THE MANAGER, MERRILL LYNCH OR BROADCORT. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              FINANCIAL HIGHLIGHTS


    Financial statements for the fiscal year ended February 28, 1998 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in financial statements of the Money Fund audited by Deloitte & Touche LLP, independent auditors.



                                                    FOR THE YEAR ENDED        FOR THE               FOR THE YEAR ENDED
                                                       FEBRUARY 28,          YEAR ENDED                FEBRUARY 28,
                                                  -----------------------   FEBRUARY 29,   ------------------------------------
                                                     1998         1997          1996          1995         1994         1993
                                                  ----------   ----------   ------------   ----------   ----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............  $     1.00   $     1.00    $     1.00    $     1.00   $     1.00   $     1.00
                                                  ----------   ----------    ----------    ----------   ----------   ----------
  Investment income -- net......................       .0497        .0475         .0524         .0396        .0260        .0304
  Realized and unrealized gain (loss) on
    investments -- net..........................       .0001           --**       .0001         .0005       (.0004)       .0017
                                                  ----------   ----------    ----------    ----------   ----------   ----------
Total from investment operations................       .0498        .0475         .0525         .0401        .0256        .0321
                                                  ----------   ----------    ----------    ----------   ----------   ----------
Less dividends and distributions:
  Investment income -- net......................      (.0497)      (.0475)       (.0524)       (.0396)      (.0260)      (.0304)
  Realized gain on investments -- net...........      (.0001)          --**      (.0001)           --**     (.0004)      (.0014)
                                                  ----------   ----------    ----------    ----------   ----------   ----------
Total dividends and distributions...............      (.0498)      (.0475)       (.0525)       (.0396)      (.0264)      (.0318)
                                                  ----------   ----------    ----------    ----------   ----------   ----------
Net asset value, end of year....................  $     1.00   $     1.00    $     1.00    $     1.00   $     1.00   $     1.00
                                                  ==========   ==========    ==========    ==========   ==========   ==========
TOTAL INVESTMENT RETURN.........................       5.10%        4.87%         5.39%         4.04%        2.67%        3.23%
                                                  ==========   ==========    ==========    ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................        .70%         .69%          .75%          .77%         .71%         .71%
                                                  ==========   ==========    ==========    ==========   ==========   ==========
Expenses........................................        .74%         .73%          .79%          .81%         .75%         .75%
                                                  ==========   ==========    ==========    ==========   ==========   ==========
Investment income and realized gain on
  investments -- net............................       4.98%        4.71%         5.22%         3.98%        2.62%        3.19%
                                                  ==========   ==========    ==========    ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..........  $2,360,682   $2,236,660    $1,988,000    $1,406,315   $1,287,456   $1,242,686
                                                  ==========   ==========    ==========    ==========   ==========   ==========


---------------
 * Includes unrealized gain (loss).
** Amount is less than $.0001 per share.

                                                                FOR THE             FOR THE YEAR ENDED
                                                               YEAR ENDED              FEBRUARY 28,
                                                              FEBRUARY 29,   --------------------------------
                                                                  1992          1991        1990       1989
                                                              ------------   ----------   --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................   $     1.00    $     1.00   $   1.00   $   1.00
                                                               ----------    ----------   --------   --------
  Investment income -- net..................................        .0511         .0736      .0846      .0720
  Realized and unrealized gain (loss) on
    investments -- net......................................        .0008         .0006      .0004      .0001
                                                               ----------    ----------   --------   --------
Total from investment operations............................        .0519         .0742      .0850      .0721
                                                               ----------    ----------   --------   --------
Less dividends and distributions:
  Investment income -- net..................................       (.0511)       (.0736)    (.0846)    (.0720)
  Realized gain on investments -- net.......................       (.0008)*      (.0006)*   (.0004)*   (.0001)*
                                                               ----------    ----------   --------   --------
Total dividends and distributions...........................       (.0519)       (.0742)    (.0850)    (.0721)
                                                               ----------    ----------   --------   --------
Net asset value, end of year................................   $     1.00    $     1.00   $   1.00   $   1.00
                                                               ==========    ==========   ========   ========
TOTAL INVESTMENT RETURN.....................................        5.32%         7.69%      8.86%      7.47%
                                                               ==========    ==========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................         .69%          .70%       .68%       .65%
                                                               ==========    ==========   ========   ========
Expenses....................................................         .74%          .75%       .81%       .89%
                                                               ==========    ==========   ========   ========
Investment income and realized gain on investments -- net...        5.18%*        7.40%*     8.40%*     7.30%*
                                                               ==========    ==========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................   $1,211,833    $1,063,827   $864,835   $459,658
                                                               ==========    ==========   ========   ========


---------------

* Includes unrealized gain (loss).


                               YIELD INFORMATION

     Set forth below is the Money Fund's yield information as to the annualized and compounded annualized yield for the indicated seven-day period.


                                                                    SEVEN-DAY PERIOD ENDED
                                                              -----------------------------------
                                                              FEBRUARY 28, 1998    APRIL 30, 1998
                                                              -----------------    --------------
Annualized Yield:
  Including gains and losses................................         5.06%              4.97%
  Excluding gains and losses................................         4.99%              4.97%
Compounded Annualized Yield.................................         5.17%              5.10%
Average maturity of portfolio at end of period..............       78 days            74 days


     The yield of the Money Fund refers to the income generated by an investment in the Money Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

     The yield on Money Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Money Fund of future yields or rates of return on its shares. The Money Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time.



     On occasion, the Money Fund may compare its yield to (i) industry averages compiled by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding or (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. As with yield quotations, yield comparisons should not be considered indicative of the Money Fund's yield or relative performance for any future period.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Money Fund are to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objectives are fundamental policies of the Money Fund which may not be changed without a vote of the majority of the outstanding shares of the Money Fund.

     Investment in the Money Fund offers several potential benefits. The Money Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from investments in short-term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. There can be no assurance that the investment objectives of the Money Fund will be realized. Certain expenses are borne by investors, including management fees, distribution fees, administrative costs and operational costs.

     In managing the Money Fund, the Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager will also seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Money Fund seeks to enhance yield by purchasing and selling securities based upon these yield differences.


     The following is a description of some of the types of money market securities in which the Money Fund may invest:



          United States Government Securities. Marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.



          United States Government Agency Securities. Debt securities issued by U.S. Government-sponsored enterprises, Federal agencies and certain international institutions that are not direct obliga-tions of the United States but involve U.S. Government sponsorship or guarantees by U.S. Government agencies or enterprises. The U.S. Government is not obligated to provide financial support to these instrumentalities.


          Bank Money Instruments. Obligations of commercial banks, savings banks, savings and loan associations or other depository institutions such as certificates of deposit, including variable rate certificates of deposit, time deposits, deposit notes, bank notes, and bankers' acceptances. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations). Eurodollar and Yankeedollar obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.



          Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and funding agreements), which refers to short-term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage related or asset-backed debt instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a nationally recognized statistical rating organization, as described below.



          Foreign Bank Money Instruments. U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Money Fund. The Money Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.



          Foreign Short-Term Debt Instruments. U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers.


     The following is a description of other types of investments or investment practices in which the Money Fund may invest or engage:


          Repurchase Agreements. The Money Fund may invest in the money market securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

          Reverse Repurchase Agreements. The Money Fund may enter into reverse repurchase agreements which involve the sale of money market securities held by the Money Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Money Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade debt securities having a value equal to the repurchase price.



          Lending of Portfolio Securities. The Money Fund may lend portfolio securities (with a value not in excess of 33 1/3% of its total assets, taken at market value) to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Money Fund receives income on the loaned securities and either receives a fee or earns interest on any investments made with the cash collateral and thereby increases its yield.



     The dollar weighted average maturity of the Money Fund's portfolio will be 90 days or less. During the year ended February 28, 1998, the average maturity of its portfolio ranged from 57 days to 84 days.


     Preservation of capital is a prime investment objective of the Money Fund, and while the types of money market securities in which the Money Fund invests are not completely risk free, such securities are generally considered to have low principal risk. There is the risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements, reverse repurchase agreements and the lending of portfolio securities by the Money Fund, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transactions, in which event the Money Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

     Bank money instruments in which the Money Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of the Money Fund's total assets (taken at market value) may be invested in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.


     The Money Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuers is so rated, will be of comparable quality as determined by the Trustees of the Money Fund. Currently, there are five NRSROs: Duff & Phelps Credit Rating Co., Fitch IBCA, Inc., Thomson BankWatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Money Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

     Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act") presently limits investments by the Money Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1%. In addition, Rule 2a-7 requires that not more than 5% of the Money Fund's total assets be invested in Second Tier Securities (as defined in the Rule). The Rule requires the Money Fund to be diversified (as defined in the Rule) other than with respect to government securities and securities subject to guarantee issued by a non-controlled person (as defined in the Rule).


     The Money Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase or sale terms. The purchase of money market securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of the securities purchased on a forward commitment basis will generally decrease. A separate account of the Money Fund will be established with the Money Fund's custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. The Money Fund may also sell money market securities on a forward commitment basis. By doing so, the Fund foregoes the opportunity to sell such securities at a higher price should they increase in value between the trade and settlement dates.


     Investment Restrictions. The Money Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Fund's outstanding voting securities as defined in the Investment Company Act. Among the more significant restrictions, the Money Fund may not: (1) purchase any securities other than (i) money market securities and (ii) the other investments described under "Investment Objectives and Policies;" (2) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S Government agency securities, or domestic bank money instruments); (3) purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in that issuer, except that, with respect to 25% of the value of the Money Fund's total assets, the Money Fund may invest up to 10% of its total assets in bank money instruments or repurchase agreements with any one bank; (4) purchase more than 10% of the outstanding securities of an issuer except that this restriction shall not apply to U.S. Government or Government agency securities, bank money instruments and repurchase agreements; or (5) enter into repurchase agreements if, as a result, more than 10% of its total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.


                          MANAGEMENT OF THE MONEY FUND

TRUSTEES

     The Trustees of the Money Fund consist of six individuals, five of whom are not "interested persons" of the Money Fund as defined in the Investment Company Act. The Trustees of the Money Fund are responsible for the overall supervision of the operations of the Money Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees of the Money Fund are:


     ARTHUR ZEIKEL* -- Chairman of the Manager and its affiliate, Merrill Lynch
        Asset Management, L.P. ("MLAM"); Chairman and Director of Princeton Services, Inc. ("Princeton Services"); and Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").


     RONALD W. FORBES -- Professor of Finance, School of Business, State
        University of New York at Albany.

     CYNTHIA A. MONTGOMERY -- Professor of Competition and Strategy, Harvard
        Business School.


     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.


     KEVIN A. RYAN -- Professor of Education, Boston University; Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.

     RICHARD R. WEST -- Dean Emeritus, New York University, Leonard N. Stern
        School of Business Administration.
---------------
* Interested person, as defined in the Investment Company Act, of the Money
  Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Asset Management Group of ML & Co. (which includes the Manager), acts as the investment adviser for more than 100 registered investment companies and provides investment advisory services to individual and institutional accounts. As of April, 1998, the Asset Management Group had a total of approximately $490 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Manager.



     The management agreement with the Manager (the "Management Agreement") provides that, subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Money Fund's portfolio and constantly reviews the Money Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager subject to the review of the Board of Trustees. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for portfolio management of the Money Fund.



     Pursuant to the Management Agreement, the Manager receives a fee from the Money Fund at the end of each month at the annual rate of 0.50% of the first $500 million of average daily net assets of the Money Fund, 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion. For the fiscal year ended February 28, 1998, the total management fee paid, prior to any reimbursement, by the Money Fund to the Manager aggregated $9,293,428 (based on average net assets of approximately $2.3 billion) and the effective fee rate was 0.41%. During the same period, the Manager reimbursed $898,221 to the Money Fund pursuant to arrangements to limit the Money Fund's operating expenses, and the effective fee rate after such reimbursement was 0.37%.

     The Management Agreement obligates the Money Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Money Fund by the Manager, and the Money Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended February 28, 1998, the amount of such reimbursement was $158,610. For the fiscal year ended February 28, 1998, the ratio of operating expenses, net of reimbursement, to average net assets was 0.70%.


     For information as to the distribution fee to be paid by the Money Fund to Merrill Lynch and Broadcort pursuant to a Distribution Agreement, see "Purchase of Shares."

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Money Fund's Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee at the rate of $10.00 per account and the Transfer Agent is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended February 28, 1998, the total fee paid by the Money Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $3,805,534.


                               PURCHASE OF SHARES

     The Money Fund is offering its shares without sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after receipt by the Money Fund of the purchase order. Shares purchased will receive the next dividend declared after the shares are issued, which will be immediately prior to the 12 noon, New York time, pricing on the following business day. A purchase order will not become effective until cash in the form of Federal funds becomes available to the Money Fund (see below for information as to when the Money Fund receives such funds). Purchases of shares will be made pursuant to the procedures described below.

PURCHASE OF SHARES BY SERVICE SUBSCRIBERS

     Automatic Purchases. Cash balances arising in the Securities Account of a Service subscriber are automatically invested in shares of the Money Fund not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which normally will be Monday (except cash balances in the Securities Account of a Medical Savings Account service subscriber are automatically invested the next business day after they are received). Subscribers to a Service also are able to have free credit balances deposited in money market deposit accounts maintained with depository institutions. This Prospectus does not purport to describe such Services and prospective participants in such Services are referred to the brochure which is available with respect thereto. Cash balances may arise from securities activity in the Securities Account, dividend and interest payments or cash deposits made by the subscriber. Cash balances arising from the following transactions will be automatically invested prior to the automatic weekly sweeps. Cash balances arising from the sale of securities which do not settle on the day of the transactions (such as most common and preferred stock transactions) and from principal repayment on debt securities become available to the Money Fund and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the subscriber's Service account. Proceeds from the sale of shares of Merrill Lynch Ready Assets Trust and Merrill Lynch U.S.A. Government Reserves, and from the sale of securities settling on a same day basis also become available to the Money Fund and will be invested in shares on the next business day following receipt. A Service subscriber desiring to effect a purchase order for Money Fund shares by making a cash deposit in his Securities Account should make such deposit on the business day preceding the day of the weekly sweep before the cashiering deadline of the brokerage office in which the deposit is to be made in order for such cash deposit to be invested in Money Fund shares through the weekly sweep. A subscriber desiring to make a cash deposit should contact his financial consultant or registered representative for information concerning the cashiering deadline of his local brokerage office.

     Manual Purchases. Subscribers to a Service may make manual investments of $1,000 or more at any time in shares of the Money Fund. Manual investments may be made from cash balances in the subscriber's Securities Account which arise from cash deposits or other activity. Manual purchases shall be effective on the day following the day the order is placed from Merrill Lynch or the selected dealer except that orders involving cash deposits become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. Money Fund customers desiring further information on this method of purchasing shares should contact their Financial Consultants.

     Merrill Lynch, Broadcort and the selected dealers reserve the right to terminate a subscriber's participation in the respective Service for any reason.

     All purchases of Money Fund shares and dividend reinvestments will be confirmed to Service subscribers (rounded to the nearest share) in the transaction statement which is sent to all participants in such Accounts monthly.

     Individuals who purchase shares of the Money Fund through a Securities Account will be subject to the applicable annual program participation fee. In order to receive all the services available to Service subscribers, such individuals must complete the account opening process, including completing or supplying requested documentation. Individuals who subscribe to the Life Management Service(SM) will receive a full rebate of their annual program participation fee if they meet certain conditions, as described in more detail in the Life Management Service(SM) program description booklet. Individuals who subscribe to the Merrill Lynch Emerging Investor Account(SM) service will have their annual program participation fee waived if they meet certain conditions, as described in more detail in the Merrill Lynch Emerging Investor Account(SM) program brochure.

     Merrill Lynch (or Broadcort if applicable) will transmit payment to the Money Fund on behalf of the investor and will supply the Money Fund with the required account information. If the investor can provide Merrill Lynch (or Broadcort if applicable) with immediately available funds, Merrill Lynch (or Broadcort if applicable) will be able to transmit such funds to the Money Fund in an expeditious manner. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in the Money Fund.

PURCHASE OF SHARES BY NON-SERVICE SUBSCRIBERS

     Shares of the Money Fund may be purchased by investors maintaining accounts directly with the Transfer Agent. Shareholders of the Money Fund not subscribing to a Service will not be charged the applicable Service fee but will not receive any of the additional services available to Service subscribers, such as the Visa(R) Account or the automatic investment of free credit balances. The minimum initial purchase for non-Service subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32239-5290.

     Payment to the Transfer Agent. Investors who are not subscribers to a Service may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from Merrill Lynch Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement which they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks.

     The Money Fund has entered into a distribution agreement with Merrill Lynch, a wholly-owned subsidiary of ML & Co., and Broadcort (the "Distribution Agreement"). Broadcort, a wholly-owned subsidiary of Merrill Lynch, conducts a securities clearing business. Pursuant to the Distribution Agreement, the shares of the Money Fund are offered exclusively (i) by Merrill Lynch to subscribers to the Capital Builder(SM) Account program and the Services, (ii) by Broadcort to selected dealers for resale to subscribers to the Broadcort Capital Account program and (iii) to investors maintaining accounts directly with the Transfer Agent.

     The Money Fund also has adopted a distribution and shareholder servicing plan in compliance with Rule 12b-1 under the Investment Company Act (the "Distribution Plan"). The Distribution Plan authorizes the Money Fund to pay Merrill Lynch and Broadcort a distribution fee at the end of each month at the annual rate of 0.125% of average daily net assets of the Money Fund attributable to subscribers to the applicable Service and to pay Merrill Lynch or Broadcort a fee at the same rate with regard to net assets of the Money Fund attributable to investors maintaining securities accounts at Merrill Lynch (or Broadcort if applicable) and to investors maintaining accounts directly with the Transfer Agent who are not subscribers to such programs, except that the value of Money Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch financial consultants will be excluded. The Distribution Plan reimburses Merrill Lynch and Broadcort only for actual expenses incurred in the fiscal year in which the fee is paid. The Merrill Lynch distribution fee is to compensate Merrill Lynch financial consultants and other directly involved Merrill Lynch personnel for selling shares of the Money Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Money Fund. The Distribution Plan authorizes Broadcort to enter into sub-agreements with selected dealers.


     For the fiscal year ended February 28, 1998, $2,744,110 was paid to Merrill Lynch and Broadcort pursuant to the distribution arrangements (based on average daily net assets subject to such Distribution Plan of approximately $2.3 billion).


                              REDEMPTION OF SHARES

     The Money Fund is required to redeem for cash all full and fractional shares of the Money Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If notice is received by the Transfer Agent prior to the 12 noon, New York time, pricing on any business day, the redemption will be effective on that day. If the notice is received after 12 noon, New York time, the redemption will be effective on the next business day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective.

REDEMPTION OF SHARES BY SERVICE SUBSCRIBERS

     Automatic Redemptions. Redemptions will be automatically effected by Merrill Lynch or Broadcort to satisfy debit balances in the Securities Account created by activity therein or to satisfy debit balances created by Visa(R) card purchases, cash advances or checks written against the Visa(R) Account. Each Securities Account of a Service subscriber will be automatically scanned for debits each business day prior to 12 noon, New York time. After application of any cash balances in the account to these debits, shares of the Money Fund will be redeemed at net asset value at the 12 noon, New York time, pricing to the extent necessary to satisfy any remaining debits in either the Securities Account or the Visa(R) Account. If the Securities Account is a margin account, margin loans will be utilized to satisfy debits remaining after the liquidation of all funds invested in the Money Fund, and shares of the Money Fund may not be purchased until all debits and margin loans in a subscriber's Service account are satisfied.

     Manual Redemptions. Shareholders may redeem shares of the Money Fund directly by submitting a written notice of redemption directly to Merrill Lynch or the selected dealer, respectively, which will submit the requests to the Money Fund's Transfer Agent. Cash proceeds from the manual redemption of the Money Fund shares will be ordinarily mailed to the shareholder at his address of record, or upon request, mailed or wired (if $10,000 or more) to his bank account. Redemption requests should not be sent to the Money Fund or the Transfer Agent. If inadvertently sent to the Money Fund or the Transfer Agent, they will be forwarded to Merrill Lynch or Broadcort. The notice requires the signatures of all persons in whose name the shares are registered, signed exactly as their names appear on their statements. Shareholders desiring to effect manual redemptions should contact their financial consultant or registered representative.

     All redemptions of Money Fund shares will be confirmed to Service subscribers (rounded to the nearest share) in the transaction statement which is sent to all participants in such Services monthly.

REDEMPTION OF SHARES BY NON-SERVICE SUBSCRIBERS

     Shareholders may redeem shares of the Money Fund held in a Merrill Lynch securities account directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Money Fund's Transfer Agent as described above under "Redemption of Shares-Redemption of Shares by Service Subscribers-Manual Redemptions."

     Shareholders maintaining an account directly with the Transfer Agent may redeem shares of the Money Fund directly by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Money Fund shares will be mailed to the shareholder at his address of record. Redemption requests should not be sent to the Money Fund or Merrill Lynch. If inadvertently sent to the Money Fund or Merrill Lynch, such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose name the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

                            ------------------------

     At various times the Money Fund may be requested to redeem shares in manual or automatic redemptions with respect to which good payment for shares purchased has not yet been received by Merrill Lynch or the selected dealer. The Money Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

                             PORTFOLIO TRANSACTIONS


     The money market securities in which the Money Fund invests are traded primarily in the over-the-counter ("OTC") market. Where possible, the Money Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions will primarily consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Money Fund are prohibited from dealing with the Money Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. An affiliated person of the Money Fund may serve as its broker in OTC transactions conducted for the Money Fund on an agency basis. The Commission has issued an exemptive order permitting the Money Fund to conduct certain principal transactions with Merrill Lynch Government Securities Inc., its subsidiary Merrill Lynch Money Markets Inc. and Merrill Lynch, subject to certain terms and conditions. For the fiscal year ended February 28, 1998, the Money Fund engaged in 33 transactions pursuant to such order aggregating approximately $559.5 million.


                             ADDITIONAL INFORMATION

DIVIDENDS

     Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly as to such reinvestments. Shareholders liquidating their holdings will receive upon redemption all dividends declared and reinvested through the date of redemption, except that, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Money Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Money Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Money Fund is determined, the net asset value per share of the Money Fund normally remains constant at $1.00 per share.

     Net income (from the time of the immediate preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, if any, on portfolio securities, (iii) less amortization of premiums and the estimated expenses of the Money Fund applicable to that dividend period.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the Money Fund is determined by the Manager at 12 noon, New York time, on each business day the New York Stock Exchange or New York banks are open for business, immediately after the daily declaration of dividends. The net asset value is determined pursuant to the "penny rounding" method by adding the fair value of all securities and other assets in the portfolio, deducting the portfolio's liabilities and dividing by the number of shares outstanding. The result of this computation will be rounded to the nearest whole cent. It is anticipated that the net asset value per share will remain constant at $1.00 per share, but no assurance can be offered in this regard. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with remaining maturities of 60 days or less will be valued on an amortized cost basis, i.e. by valuing the instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Other securities held by the Money Fund will be valued at their fair value as determined in good faith by or under direction of the Board of Trustees.


TAXES

     The Money Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Money Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Money Fund intends to distribute substantially all of such income.


     Dividends paid by the Money Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Money Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Money Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Money Fund. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Money Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Money Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     If the value of assets held by the Money Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Money Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Money Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Money Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some taxpayers may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Money Fund or who, to the Money Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     A loss realized on a sale or exchange of shares of the Money Fund will be disallowed if other Money Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors also should consider applicable foreign taxes in their evaluation of an investment in the Money Fund.

ORGANIZATION OF THE MONEY FUND

     The Money Fund is an unincorporated business trust organized on March 29, 1983 under the laws of Massachusetts. It is a no-load, diversified, open-end investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of a single class. Upon liquidation of the Money Fund, shareholders are entitled to share pro rata in the net assets of the Money Fund available for distribution to shareholders. Shares are fully paid and non-assessable by the Money Fund.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


YEAR 2000 ISSUES



     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Money Fund could be adversely affected if the computer systems used by the Manager or other Money Fund service providers do not properly address this problem prior to January 1, 2000. The Manager has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Money Fund at current levels. In addition, the Manager has sought assurances from the Money Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. At this time, however, no assurance can be given that the Money Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Money Fund attributable to the Year 2000 Problem.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Money Fund at the address or telephone number set forth on the cover page of this Prospectus.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Money Fund ends on the last day of February of each year. The Money Fund will send to its shareholders at least semi-annually reports showing its portfolio securities and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year.

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                          Merrill Lynch Financial Data Services, Inc.
                          P.O. Box 45290
                          Jacksonville, FL 32232-5290

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.
                            ------------------------

     The Capital BuilderSM Account is also marketed by Merrill Lynch under the registered service mark "CBA." The Life Management ServiceSM is also marketed by Merrill Lynch under the registered service mark "LMS."

     The Declaration of Trust establishing the Money Fund, as amended (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name "CBA Money Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Money Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Money Fund but the Trust Property only shall be liable.

                                    MANAGER

                          Fund Asset Management, L.P.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                             Princeton, New Jersey
                                   08543-9011

                                  DISTRIBUTORS

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                  North Tower
                             World Financial Center
                                250 Vesey Street
                            New York, New York 10281

                            Broadcort Capital Corp.
                               100 Church Street
                            New York, New York 10007

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                 P.O. Box 1713
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

                                      [Merrill Lynch Logo]

                                      [CBA Logo]
                                      PROSPECTUS
[CBA LOGO]

                                      [CBA LOGO]

         Shares of the Money
         Fund
         are offered to
         participants in
         the Capital
         Builder(SM)
         Account service and
         various
         central asset
         account
         programs of Merrill
         Lynch,
         Pierce, Fenner &
         Smith
         Incorporated, to
         participants
         in the Broadcort
         Capital
         Account service of
         Broadcort
         Capital Corp. and to
         investors
         maintaining
         accounts directly
         with the
         Transfer Agent.
         Investors
         should be aware that
         the
         Accounts are not
         bank
         accounts and that a
         shareholder's
         investment in
         the Money Fund is
         not
         insured by any
         governmental
         agency. As with any
         investment in
         securities, the
         value of a
         shareholder's
         investment in the
         Money
         Fund may fluctuate.

                                                    Principal Office of the
                                                    Money Fund:
                                                    800 Scudders Mill Road
                                                    Plainsboro, New Jersey
                                                    Mailing Address:
                                                    P.O. Box 9011
                                                    Princeton, New Jersey
                                                    08543-9011

                     Code #10126-0698                               June 1, 1998

STATEMENT OF ADDITIONAL INFORMATION
                               CBA(R) MONEY FUND
 P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011   -   PHONE NO. (609) 282-2800
                            ------------------------

    CBA(R) Money Fund (the "Money Fund") is a no-load money market fund whose shares are offered to subscribers to the Capital Builder(SM) Account service, the Life Management Service(SM), the Merrill Lynch Emerging Investor Account(SM) service and the Medical Savings Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort") (the Capital Builder(SM) Account service, Life Management Service(SM), Merrill Lynch Emerging Investor Account(SM) service and the Medical Savings Account service are collectively referred to as the "Services") and to investors maintaining accounts directly with the Money Fund's Transfer Agent. Each Service consists of a conventional securities cash or margin account ("Securities Account") maintained at Merrill Lynch or Broadcort, as applicable, which is presently linked to the Money Fund and to a Visa(R) card/check account ("Visa(R) Account"). The Life Management Service also may be linked to insurance, home financing and other services.
    A customer of Merrill Lynch and a customer of a securities firm that has entered into a selected dealer agreement with Broadcort may subscribe to one of the Services, as applicable, as set forth in the description of the respective Services discussed below. Subject to the conditions described in the Prospectus, free credit balances in the Securities Account of Service participants will be periodically invested in shares of the Money Fund. This permits the subscriber to earn a return on such funds pending further investment through other aspects of the respective Service or utilization through the Visa(R) Account. The shares of the Money Fund also may be purchased by investors maintaining accounts directly with the Money Fund's Transfer Agent. Such investors will not receive any of the additional services available to Service subscribers, such as the Visa(R) Account or the automatic investment of free credit balances.
    Merrill Lynch charges an annual program participation fee (presently $65) for the Capital Builder(SM) Account service and charges an annual program participation fee (presently $114, subject to rebate in certain circumstances) for the Life Management Service(SM). See the Life Management Service (SM) program description booklet for details. Merrill Lynch charges an annual program participation fee (presently $24, subject to fee waiver in certain circumstances) for the Merrill Lynch Emerging Investor Account(SM). See the Merrill Lynch Emerging Investor Account(SM) brochure for details. Merrill Lynch charges an annual program participation fee (presently $100) for the Medical Savings Account service. Broadcort charges an annual fee (presently $75) for the Broadcort Capital Account service. Information with respect to the respective Services is set forth in the description of such Service or accompanying material furnished to all Service subscribers. Merrill Lynch and Broadcort reserve the right to change the respective fees at any time.
                            ------------------------

                               TABLE OF CONTENTS

                                                PAGE
                                                ----
Investment Objectives and Policies.............   2
Management of the Money Fund...................   5
  Trustees and Officers........................   5
  Compensation of Trustees.....................   6
  Management and Advisory Arrangements.........   7
Purchase and Redemption of Shares..............   8
Portfolio Transactions.........................  10
Determination of Net Asset Value...............  11
Yield Information..............................  12
Taxes..........................................  13
  Federal......................................  13


                                                PAGE
                                                ----
General Information............................  14
  Description of Shares........................  14
  Custodian....................................  15
  Transfer Agent...............................  15
  Independent Auditors.........................  15
  Legal Counsel................................  15
  Reports to Shareholders......................  16
  Additional Information.......................  16
Appendix.......................................  17
Independent Auditors' Report...................  19
Financial Statements...........................  20


                            ------------------------


    This Statement of Additional Information of the Money Fund is not a prospectus and should be read in conjunction with the Prospectus of the Money Fund, dated June 1, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained without charge by calling or by writing to the Money Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


     The date of this Statement of Additional Information is June 1, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Money Fund is a no-load money market fund whose shares are offered to subscribers to the Capital Builder(SM) Account service and the Life Management Service(SM) of Merrill Lynch, to subscribers to the Broadcort Capital Account service of Broadcort and to investors maintaining accounts directly with the Money Fund's Transfer Agent. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Money Fund.

     As discussed in the Prospectus, the Money Fund may invest in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees, on entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week. The Money Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Money Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Money Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Money Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In certain circumstances, repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Money Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time the Money Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

     Also, as discussed in the Prospectus, the Money Fund may invest in obligations issued by commercial and savings banks and savings and loan associations. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations). In addition, the Money Fund may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their subsidiaries. Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. The Money Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers.

     Eurodollar and Yankeedollar obligations, as well as obligations of foreign depository institutions and short-term obligations issued by other foreign entities, involve additional investment risks from the risks of obligations of U.S. issuers. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to few or none of the U.S. regulatory requirements applicable to U.S. issuers. Foreign branches of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Money Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Money Fund held overseas will be held by foreign branches of the Money Fund's custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act").

     The manager of the Money Fund, Fund Asset Management, L.P. (the "Manager"), will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Money Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.


     The Money Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Money Fund. Currently, there are five NRSROs: Duff & Phelps Credit Rating Co., Fitch IBCA, Inc., Thomson BankWatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Money Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.


     In addition to the investment restrictions set forth in the Prospectus, the Money Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Money Fund may not (1) make investments for the purpose of exercising control or management; (2) underwrite securities issued by other persons; (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (4) purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) purchase any securities on margin, except for the use of short-term credit necessary for clearance of purchase and sales of portfolio securities; (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;
(7) make loans to other persons, provided that the Money Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (8) below; (8) lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans are made according to the guidelines set forth below; (9) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements) (Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Money Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Money Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowing will reduce net income.); (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above) as security for indebtedness any securities owned or held by the Money Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money Fund's net assets, taken at market value; (11) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities;
(12) invest in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities;
(13) invest in securities or investments referred to in investment restriction
(11) above and investment restriction (5) in the Prospectus if, regarding all such securities and investments, more than 10% of the Money Fund's total assets (taken at market value) would be invested in such securities or investments;
(14) enter into reverse repurchase agreements if, as a result thereof, the Money Fund's obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements); and (15) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Money Fund, Merrill Lynch Asset Management, L.P. ("MLAM") or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.



     Lending of Portfolio Securities. Subject to investment restriction (8) above, the Money Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Money Fund. Such loans will be terminable at any time. The Money Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights and may do so when deemed appropriate. The Money Fund may pay reasonable fees in connection with the arranging of such loans.

                          MANAGEMENT OF THE MONEY FUND

TRUSTEES AND OFFICERS

     Information about the Trustees and executive officers of the Money Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (65) -- President and Trustee(1)(2) -- Chairman of the Manager and its affiliate MLAM (which terms, as used herein, include their corporate predecessors) since 1997; President of the Manager and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.



     RONALD W. FORBES (57) -- Trustee(2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; Consultant, Urban Institute, Washington, D.C. since 1995.



     CYNTHIA A. MONTGOMERY (45) -- Trustee(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. 1995.



     CHARLES C. REILLY (66) -- Trustee(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.



     KEVIN A. RYAN (65) -- Trustee(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.



     RICHARD R. WEST (60) -- Trustee(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander's Inc. (real estate company).



     TERRY K. GLENN (57) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and MLAM since 1983; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.



     JOSEPH T. MONAGLE, JR. (49) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and MLAM since 1990; Department Head of the Global Fixed Income Division of the Manager and MLAM since 1997; Vice President of MLAM from 1978 to 1990; Senior Vice President of Princeton Services since 1993.



     KEVIN J. MCKENNA (41) -- Senior Vice President(1)(2) -- Vice President of MLAM since 1985.



     DONALD C. BURKE (37) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; and Director of Taxation of MLAM since 1990.



     MARIE DWYER (33) -- Vice President(1)(2) -- Vice President and Portfolio Manager of MLAM since 1991; employed by MLAM since 1985.



     GERALD M. RICHARD (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981; Treasurer since 1984.



     ROBERT HARRIS (46) -- Secretary(1)(2) -- Vice President of MLAM since 1984 and attorney associated with MLAM since 1980; Secretary of MLFD since 1982.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Money Fund.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser.


     At April 30, 1998, the Trustees and officers of the Money Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Money Fund. At such date, Mr. Zeikel, an officer and Trustee of the Money Fund, and the other officers of the Money Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


     Pursuant to the terms of its management agreement with the Money Fund (the "Management Agreement"), the Manager pays all compensation of officers and employees of the Money Fund as well as the fees of all Trustees of the Money Fund who are affiliated persons of ML & Co. or its subsidiaries. The Money Fund pays each Trustee who is not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $4,500 per year plus $400 per meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Money Fund also pays an annual fee of $1,400 to members of its Audit and Nominating Committee (the "Committee") and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Chairman of the Committee receives an additional annual fee of $1,000 per year. For the fiscal year ended February 28, 1998 fees and expenses paid to the non-affiliated Trustees aggregated $36,134.

     The following table sets forth for the fiscal year ended February 28, 1998 compensation paid by the Money Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1997 the aggregate compensation paid by all registered investment companies advised by MLAM, FAM or their affiliates ("MLAM/FAM Advised Funds") to the non-affiliated Trustees.



                                                                            TOTAL COMPENSATION
                                                          PENSION OR          FROM FUND AND
                                        AGGREGATE     RETIREMENT BENEFITS    MLAM/FAM ADVISED
                                       COMPENSATION     ACCRUED AS PART       FUNDS PAID TO
           NAME OF TRUSTEE              FROM FUND       OF FUND EXPENSE        TRUSTEES(1)
           ---------------             ------------   -------------------   ------------------
Ronald W. Forbes(1)..................     $6,900             None                $153,500
Cynthia A. Montgomery(1).............     $6,900             None                $153,500
Charles C. Reilly(1).................     $7,900             None                $313,000
Kevin A. Ryan(1).....................     $6,900             None                $153,500
Richard R. West(1)...................     $6,900             None                $299,000


---------------

(1) The Trustees serve on the Boards of other MLAM/FAM Advised Funds as follows:
    Mr. Forbes (29 registered investment companies consisting of 42 portfolios); Ms. Montgomery (29 registered investment companies consisting of 42 portfolios); Mr. Reilly (47 registered investment companies consisting of 60 portfolios); Mr. Ryan (29 registered investment companies consisting of 42 portfolios); and Mr. West (48 registered investment companies consisting of 70 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Money Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Money Fund.


     Subject to the supervision of the Board of Trustees, the Manager performs, or arranges for affiliates to perform, pursuant to the Management Agreement, the management and administrative services necessary for the operation of the Money Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Money Fund, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of the Money Fund's portfolio and constantly reviews the Money Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the Money Fund with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreement.


     Securities held by the Money Fund may also be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or MLAM acts as an investment adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Money Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by the Manager or MLAM. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The Manager presently receives a fee from the Money Fund at the end of each month at the annual rate of 0.50% of the first $500 million of average daily net assets of the Money Fund, 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion. For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the total management fee payable by the Money Fund to the Manager was $9,293,428, $8,657,674 and $7,171,703, respectively.



     In the interest of minimizing the expenses of the Money Fund, the Manager has agreed voluntarily to assume a portion of the expenses of the Money Fund. The Manager may discontinue or reduce such assumption of expenses at any time without notice. For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the Manager paid $898,221, $830,366 and $671,436, respectively, to the Money Fund pursuant to such arrangement.


     The Management Agreement obligates the Manager to provide advisory, administrative and management services, to furnish office space and facilities for management of the affairs of the Money Fund, to pay all compensation of and furnish office space for officers and employees of the Money Fund, as well as the fees of all Trustees of the Money Fund who are affiliated persons of ML & Co. or any of its subsidiaries. The Money Fund pays all other expenses incurred in its operations, including, among other things, organizational expenses, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the distributors), charges of the custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees, and expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, expenses of portfolio transactions, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Money Fund. Accounting services are provided to the Money Fund by the Manager and the Money Fund reimburses the Manager for its costs in connection with such services. Merrill Lynch and Broadcort will also pay for other supplementary sales literature.

     For information as to the distribution fee paid by the Money Fund to Merrill Lynch and Broadcort pursuant to the Distribution Agreement, see "Purchase and Redemption of Shares" below.


     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Money Fund or by a majority of the outstanding shares of the Money Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Money Fund.


                       PURCHASE AND REDEMPTION OF SHARES

     Reference is made to "Purchase of Shares" and "Redemption of Shares" in the Prospectus for certain information as to the purchase and redemption of Money Fund shares.

     The Money Fund has entered into a distribution agreement with Merrill Lynch and Broadcort as the distributors (the "Distribution Agreement"). The Distribution Agreement obligates Merrill Lynch and Broadcort to pay certain expenses in connection with the offering of the shares of the Money Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch and Broadcort will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch and Broadcort will also pay for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.


     The Money Fund has also adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act (the "Distribution Plan") pursuant to which Merrill Lynch and Broadcort receive a distribution fee under the Distribution Agreement from the Money Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Money Fund attributable to subscribers to the Services, to investors maintaining securities accounts at Merrill Lynch or at firms which use the clearing facilities of Broadcort who are not subscribers to such programs and to investors maintaining accounts directly with the Transfer Agent, except that the value of Money Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch financial consultants will be excluded. The Distribution Plan reimburses Merrill Lynch and Broadcort only for actual expenses incurred in the fiscal year in which the fee is paid. The Merrill Lynch distribution fee is to compensate Merrill Lynch financial consultants and other directly involved Merrill Lynch personnel for selling shares of the Money Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Money Fund. The distribution fee is not compensation for the administrative and operational services rendered to the shareholders by Merrill Lynch which are covered by the Management Agreement (see "Management of the Money Fund -- Management and Advisory Arrangements") between the Money Fund and the Manager. For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, $2,744,110, $2,519,882 and $2,066,718, respectively, were paid to Merrill Lynch and Broadcort pursuant to the Distribution Plan. All of the amounts expended for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996 were allocated to Merrill Lynch and Broadcort personnel and to related administrative costs.


     The payment of the distribution fee under the Distribution Agreement is subject to the provisions of the Distribution Plan and Rule 12b-1. Among other things, the Distribution Plan provides that Merrill Lynch and Broadcort shall each provide and the Trustees of the Money Fund shall review quarterly reports regarding the payment of the respective distribution fees during such period. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Money Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees of the Money Fund who are not "interested persons" of the Money Fund as defined in the Investment Company Act ("Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Money Fund. Finally, the Distribution Plan cannot be amended to increase materially the amount to be spent by the Money Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Money Fund, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

     The right to receive payment with respect to any redemption of Money Fund shares may be suspended by the Money Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Money Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Money Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Money Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.



     The value of Money Fund shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Money Fund at any such time.


                             PORTFOLIO TRANSACTIONS

     The Money Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees and officers of the Money Fund, the Manager is primarily responsible for the Money Fund's portfolio decisions and the placing of the Money Fund's portfolio transactions. In placing orders, it is the policy of the Money Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Money Fund will not necessarily be paying the lowest spread or commission available. The Money Fund's policy of investing in securities with short maturities will result in high portfolio turnover.


     The money market securities in which the Money Fund invests are traded primarily in the over-the-counter ("OTC") market. Bonds and debentures are usually traded OTC, but may be traded on an exchange. Where possible, the Money Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which the Money Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Money Fund will primarily consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Money Fund are prohibited from dealing with the Money Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Money Fund may not serve the Money Fund as dealers in connection with such transactions, except pursuant to the permissive order described below. However, an affiliated person of the Money Fund may serve as its brokers in OTC transactions conducted on an agency basis. The Money Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.


     The Commission has issued an exemptive order permitting all Merrill Lynch-sponsored money market funds, including the Money Fund, to conduct principal transactions with Merrill Lynch Government Securities Inc. ("GSI") in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets Inc. ("MMI") in certificates of deposit and other short-term bank money instruments and commercial paper and with Merrill Lynch in fixed income securities including medium-term notes. This order contains a number of conditions, including conditions designed to insure that the price to the Money Fund from GSI, MMI or Merrill Lynch is at least as favorable as that available from other sources. GSI, MMI and Merrill Lynch have informed the Money Fund that they will in no way, at any time, attempt to influence or control the activities of the Money Fund or the Manager in placing such principal transactions. The permissive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with the Money Fund no greater than its customary dealer spread for transactions of the type involved. Generally such spreads do not exceed 0.25% of the principal amount of the securities involved. For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the Money Fund engaged in 33, 33 and 26 such transactions, respectively, aggregating approximately $559.5 million, $600.6 million and $454.1 million, respectively.


     The Trustees of the Money Fund have considered the possibilities of recapturing for the benefit of the Money Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Money Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Custodian to receive any tender offer solicitation fees on behalf of the Money Fund payable with respect to portfolio securities of the Money Fund.

     The Money Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Money Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the Money Fund is determined by the Manager at 12 noon, New York time, on each business day the NYSE or New York banks are open for business. As a result of this procedure, the net asset value is determined each business day except for days on which both NYSE and New York banks are closed. Both the NYSE and New York banks are closed for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined under the "penny rounding" method by adding the value of all securities and other assets in the portfolio, deducting the portfolio's liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.


     The Money Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Money Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

     In accordance with Commission regulations applicable to the valuation of its portfolio securities, the Money Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of Government Securities, which may have remaining maturities of up to 762 days (25 months). The Money Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a "penny rounded" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Money Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Money Fund by having each shareholder proportionately contribute shares to the Money Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Fund's capital. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Fund.

     Since the net income of the Money Fund is determined and declared as a dividend immediately prior to each time the net asset value of the Money Fund is determined, the net asset value per share of the Money Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the account and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes" below.

                               YIELD INFORMATION

     The Money Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield on Money Fund shares does not reflect realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, the Money Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner that does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. This compounded yield calculation also reflects realized gains or losses on portfolio securities.

     The yield on the Money Fund's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Money Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

                                     TAXES

FEDERAL

     The Money Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Money Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Money Fund intends to distribute substantially all of such income.


     Dividends paid by the Money Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Money Fund shares. Any loss upon the sale or exchange of Money Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Money Fund. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Money Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Money Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     If the value of assets held by the Trust declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Money Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Money Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Money Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Money Fund or who, to the Money Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     A loss realized on a sale or exchange of shares of the Money Fund will be disallowed if other Money Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during any calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. Although the Money Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the excise tax, there can be no assurance that sufficient amounts of the Money Fund's taxable ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Money Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors also should consider applicable foreign taxes in their evaluation of an investment in the Money Fund.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the

Money Fund. Each share represents an equal proportionate interest in the Money Fund with each other share. Upon liquidation of the Money Fund, shareholders are entitled to share pro rata in the net assets of the Money Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Money Fund.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Money Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Money Fund except under certain limited circumstances set forth in the Declaration of Trust.

CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02101 (the "Custodian"), acts as custodian of the Money Fund's assets. The Custodian is responsible for safeguarding and controlling the Money Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Money Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Money Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Money Fund. The selection of independent auditors is subject to ratification by the Money Fund's shareholders. The independent auditors are responsible for auditing the annual financial statements of the Money Fund.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Money Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Money Fund ends on the last day of February of each year. The Money Fund will send to its shareholders at least semi-annually reports showing its portfolio securities and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year.

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:
                         Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45290
                         Jacksonville, FL 32232-5290

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

ADDITIONAL INFORMATION

     The Prospectus and Statement of Additional Information with respect to the shares of the Money Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Money Fund has filed with the Commission, Washington, D.C., under the Securities Act of 1933, as amended and the Investment Company Act, to which reference is hereby made.

     The Declaration of Trust establishing the Money Fund, as amended (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name "CBA(R) Money Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Money Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Money Fund but the "Trust Property" only shall be liable.

                                                                        APPENDIX

            DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS
                           AND CORPORATE BOND RATINGS

COMMERCIAL PAPER AND BANK MONEY INSTRUMENTS


     Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's Ratings Services ("S&P"). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety is either overwhelming or very strong; and A-2 indicates that capacity for timely repayment is strong.



     Moody's Investors Service, Inc. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior capacity for repayment. Prime-2 issuers have a strong capacity for repayment, but to a lesser degree than Prime-1.



     Fitch IBCA, Inc. ("Fitch") employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.



     Duff & Phelps Credit Rating Co. ("Duff & Phelps") employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.



     Thomson BankWatch, Inc. ("Thomson") employs the designation TBW-1, TBW-2, TBW-3 and TBW-4 as ratings for commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. TBW-1 is the highest category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


CORPORATE BONDS

     Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in small degree.


     Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


     Bonds rated AAA by Fitch IBCA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.


     Bonds rated AAA by Duff & Phelps are deemed to be of the highest credit quality: the risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA indicates high credit quality: protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

     Bonds rated AAA by Thomson are accorded the highest rating category which indicates that the ability to repay principal and interest on a timely basis is extremely high. AA is the second highest rating category and indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest rating category.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CBA Money Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 28, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CBA Money Fund as of February 28, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Princeton, New Jersey

April 2, 1998



CBA Money Fund
Schedule of Investments as of February 28, 1998                      (in Thousands)

                            Face          Interest        Maturity          Value
Issue                      Amount          Rate*            Date          (Note 1a)

                         Bank Notes -- 15.6%

American Express          $19,000          5.585%+         2/12/99         $19,000
Centurion Bank              7,300          5.575+          3/19/99           7,300
Bank of America N.T.       10,000          5.93            6/24/98          10,004
& S.A.                     13,000          5.64+           6/30/98          12,996
The Bank of New York       14,000          5.94            6/30/98          14,006
Comerica Bank,             13,000          5.535+          2/02/99          12,995
Detroit                     8,500          5.525+          2/09/99           8,496
FCC National Bank          18,000          5.55+           2/23/99          17,988
First National Bank        10,000          5.80            7/30/98          10,000
of Chicago                 10,000          5.88            8/26/98          10,005
                            7,000          5.55+           2/23/99           6,995
First Tennessee             7,000          5.75            1/22/99           7,000
Bank N.A., Memphis         10,000          5.505+          2/08/99           9,993
Huntington National         5,000          5.515+          1/20/99           4,998
Bank                       25,000          5.515+          1/22/99          24,989
KeyBank N.A.               25,000          5.588+          4/03/98          25,002
                            9,000          5.76+           5/06/98           8,999
                           16,000          5.74+           8/20/98          15,994
                           15,000          5.74+           8/28/98          14,995
LaSalle National Bank,     15,000          5.55            2/08/99          14,974
Chicago                     7,000          5.55            2/22/99           6,988
Northern Trust Co.          5,000          5.95            6/24/98           5,002
PNC Bank N.A.              41,100          5.60+          10/01/98          41,084
                           45,000          5.57+           1/29/99          44,971
SunTrust Bank,             10,000          5.80            7/24/98          10,000
Atlanta
U.S. National Bank          3,000          5.665+          4/14/98           3,000
of Oregon                                                             ------------
Total Bank Notes (Cost -- $367,774)                                        367,774
                                                                      ============

                              Certificates of Deposit -- 2.8%

Chase Manhattan            25,000          6.00            6/16/98          25,014
Bank                       10,000          5.87            7/21/98          10,003
Morgan Guaranty            10,000          5.87            8/06/98          10,004
Trust Company of NY
Nationsbank N.A.            8,000          5.55            2/09/99           7,986
                           14,000          5.55            2/10/99          13,976
                                                                      ------------
Total Certificates of Deposit (Cost -- $66,989)                             66,983
                                                                      ============

                       Certificates of Deposit -- European -- 1.3%

Barclays Bank PLC,         20,000          6.08            6/15/98          20,015
London
Westdeutsche               10,000          5.83            8/03/98          10,002
Landesbank
Girozentrale, London                                                  ------------
Total Certificates of Deposit -- European
(Cost -- $30,001)                                                           30,017
                                                                      ============

                     Certificates of Deposit -- Yankee -- 11.8%

ABN-AMRO Bank              10,000          5.93            6/19/98          10,004
N.V., Chicago              10,000          5.77            7/28/98          10,000
                           10,000          5.85            8/07/98          10,003
Barclays Bank PLC,         10,000          5.94            6/25/98          10,004
NY                         10,000          5.86            8/18/98          10,004
                           10,000          5.715          10/09/98           9,998
                           10,000          5.56            2/25/99           9,985
                            7,000          5.645           3/02/99           6,995
Bayerische                 10,000          5.835           9/29/98          10,006
Hypotheken-und             24,000          5.65            2/26/99          23,984
Wechsel-Bank, NY
Bayerische Landesbank      10,000          5.85            7/10/98          10,002
Girozentrale, NY
Bayerische                 10,000          5.70           10/06/98           9,997
Vereinsbank AG, NY         16,000          5.60            2/02/99          15,980
Canadian Imperial Bank     15,000          5.55            2/10/99          14,975
of Commerce, NY
Deutsche Bank AG, NY       10,000          5.62            2/26/99           9,990
Landesbank                 15,000          5.94            6/19/98          15,006
Hessen Thuringen
Girozentrale, NY
Norddeutsche               10,000          5.525+          2/02/99           9,996
Landesbank
Girozentrale AG, NY
Royal Bank of              10,000          6.05            6/10/98          10,006
Canada, NY                 10,000          5.79            8/20/98          10,001
Swiss Bank Corp., NY       25,000          5.95            7/02/98          25,012
                           10,000          5.90            8/28/98          10,006
Westdeutsche               10,000          5.60+           3/06/98          10,000
Landesbank                 17,000          5.94            6/29/98          17,008
Girozentrale, NY                                                      ------------
Total Certificates of Deposit -- Yankee
(Cost -- $278,922)                                                         278,962
                                                                      ============

                                   Commercial Paper -- 39.4%

Aesop Funding Corp.        10,000          5.49            4/07/98           9,941
Allomon Funding Corp.      10,095          5.53            3/06/98          10,084
                           10,147          5.75            3/17/98          10,119
                           15,217          5.77            3/20/98          15,168
                            5,070          5.48            5/18/98           5,008
American Honda             30,000          5.45            4/16/98          29,779
Finance Corp.               5,000          5.47            4/16/98           4,963
                           15,000          5.56            5/28/98          14,799
Apreco, Inc.               15,000          5.50            3/05/98          14,986
                           25,000          5.48            5/12/98          24,715
BTR Dunlop                 50,000          5.56            4/09/98          49,685
Finance, Inc.
CIT Group Holdings,        15,000          5.55            4/24/98          14,871
Inc. (The)

Chrysler Financial         15,000          5.49            3/03/98          14,991
Corporation
Countrywide Home           25,000          5.73            3/06/98          24,973
Loans, Inc.                20,000          5.54            5/27/98          19,726
Diageo PLC                 20,000          5.48            3/27/98          19,915
Finova Capital Corp.        4,000          5.55            3/24/98           3,985
                           15,000          5.49            4/08/98          14,908
                           25,000          5.49            4/09/98          24,843
                           10,000          5.61            4/29/98           9,906
                           10,000          5.61            4/30/98           9,904
Ford Credit                25,000          5.53            4/07/98          24,850
Europe PLC
Ford Motor Credit          10,000          5.52            4/07/98           9,940
Company
France Telecom             15,000          5.74            3/26/98          14,938
General Electric           25,000          5.50            3/04/98          24,980
Capital Corp.
General Motors             35,000          5.49            3/19/98          34,893
Acceptance Corp.           35,000          5.57            3/20/98          34,888
                           20,000          5.51            4/03/98          19,892
Generale Bank, Inc.        20,000          5.55            4/06/98          19,883
Goldman Sachs              25,000          5.53            5/05/98          24,742
Group, L.P.                10,000          5.62            6/30/98           9,811
Lehman Brothers            20,000          5.80            3/27/98          19,914
Holdings, Inc.             23,500          5.47            5/06/98          23,254
                           25,000          5.50            5/08/98          24,731
                           20,000          5.50            5/12/98          19,772
                           15,000          5.50            5/19/98          14,813
Lexington Parker           15,000          5.73            3/05/98          14,986
Capital Company, LLC       20,000          5.73            3/06/98          19,978
                           20,000          5.74            3/06/98          19,978
                           10,000          5.48            5/20/98           9,874
                            9,000          5.49            5/26/98           8,878
                           10,000          5.49            5/27/98           9,863
Mont Blanc                 15,000          5.49            4/24/98          14,871
Capital Corp.
Morgan Stanley, Dean       25,000          5.73            3/13/98          24,946
Witter, Discover & Co.     15,000          5.75            3/17/98          14,959
Old Line Funding Corp.     10,000          5.51            4/02/98           9,948
Preferred Receivables      18,000          5.48            3/11/98          17,967
Funding Corp.
RTZ America, Inc.          13,000          5.55            3/25/98          12,948
Republic Industries        17,000          5.51            4/13/98          16,883
Funding Corp.
Rio Tinto Finance PLC       5,000          5.75            3/03/98           4,997
Salomon, Smith             25,000          5.47            5/07/98          24,735
Barney Holdings, Inc.
Scripps (E.W.)             25,000          5.73            3/10/98          24,958
Company (The)
Twin Towers Inc.            3,752          5.75            3/02/98           3,750
Windmill                    6,481          5.48            5/22/98           6,397
Funding Corp.                                                         ------------
Total Commercial Paper (Cost -- $929,487) . . . . . . . . . . . .          929,486
                                                                      ============

                                   Corporate Notes -- 11.4%
Abbey National             10,000          5.93            3/25/98          10,003
Treasury Services PLC      25,000          5.65+           4/15/98          24,998
                           15,000          5.74+           6/09/98          14,997
Associates Corp. of         5,700          6.25            3/15/99           5,730
North America
Bank of Scotland            4,000          5.95            6/18/98           4,001
Treasury Services PLC
CIT Group Holdings,         4,500          5.58+           8/17/98           4,498
Inc. (The)                 11,000          5.59+           9/30/98          10,994
                           10,000          5.64+           1/12/99           9,996
Chase Manhattan Auto        4,000          5.549           3/12/99           3,999
Owner Trust 1998-A
Credit Suisse First         8,000          5.75+           4/14/98           8,000
Boston Inc.
First Bank System Inc.     14,000          5.757+         10/21/98          14,016
Ford Credit Auto           10,000          5.545           2/16/99           9,997
Owner Trust 1998-A
General Motors              7,000          5.702+          2/27/01           6,986
Acceptance Corp.
Goldman Sachs              20,000          5.625+          3/26/99          19,998
Group, L.P.
IBM Credit Corp.           10,000          5.93            3/18/98          10,002
                           10,000          5.868           8/13/98          10,005
LABS Trust (Series         16,935          5.625+         12/28/98          16,935
1996-4), Senior Notes
LABS Trust (Series         11,047          5.625+         10/21/98          11,047
1997-6), Senior Notes
LINCS (Series 1997-4)      15,000          5.615+          9/18/98          15,000
LINCS (Series 1997-5)      14,500          5.615+         11/18/98          14,500
LINCS (Series 1998-2)      10,000          5.615+          2/12/99          10,000
Morgan (J.P.) &            20,000          5.58+           2/24/99          19,992
Company, Inc.
Morgan Stanley, Dean        4,300          5.544+          1/15/99           4,297
Witter, Discover & Co.
Premier Auto Trust          2,189          5.649           6/08/98           2,189
1997-3, Class A-1
Premier Auto Trust          6,900          5.545          11/06/98           6,900
1998-1, Class A-1                                                     ------------
Total Corporate Notes (Cost -- $269,095) . . . . . . . . . . . . .         269,080
                                                                      ============

                   Master Notes & Funding Agreements -- 2.7%
Goldman Sachs              40,000          5.625+          4/28/98          40,000
Group, L.P.
Jackson National Life      25,000          5.655+          5/01/98          25,000
Insurance Co.                                                         ------------
Total Master Notes & Funding Agreements
(Cost -- $65,000)                                                           65,000
                                                                      ============

                      US Government & Agency Obligations --
                           Non-Discount Notes -- 15.3%

Federal Home Loan          21,000          5.749+         10/20/98          20,996
Banks                       3,900          6.355           6/11/99           3,907
                            5,000          5.99            8/11/99           5,004
                            5,000          5.67            1/20/00           4,981
                            7,000          5.855           1/20/00           6,988
                            5,000          5.77            1/27/00           4,986
                            5,000          5.75            3/16/00           4,984
                            5,000          5.865           3/17/00           4,991

Federal Home Loan          20,000          5.57+           4/20/98          19,998
Mortgage Corp.              4,000          6.36            5/20/99           4,006
Federal National           16,000          5.57+           3/26/98          15,999
Mortgage Association       21,000          5.479+          3/27/98          20,999
                           25,000          5.519+          4/24/98          24,999
                           10,000          5.68            7/31/98          10,001
                           20,000          5.744+         10/20/98          19,994
                           25,000          5.669+          1/21/99          24,989
                            5,000          5.40            2/02/99           4,990
                           10,000          5.38            2/12/99           9,977
                           25,000          5.603+          3/03/99          24,989
Federal National           17,000          5.67+           3/03/99          16,994
Mortgage Association        4,000          6.375           5/21/99           4,006
                            2,800          5.88            8/10/99           2,800
Student Loan               13,000          5.714+         10/06/98          12,995
Marketing Association      10,000          5.714+         11/25/98           9,998
                           20,000          5.679+          1/12/00          19,993
                            3,000          5.81            1/27/00           2,992
                           15,000          5.704+          2/02/00          14,993
                           13,600          5.724+          2/04/00          13,593
US Treasury Notes          10,000          5.25            7/31/98           9,994
                           15,000          6.375           1/15/99          15,102
                                                                      ------------
Total US Government & Agency Obligations --
Non-Discount Notes (Cost -- $361,269)                                      361,238
                                                                      ============


                        Repurchase Agreements** -- 2.1%

Face Amount                     Issue
$49,777           Fuji Securities, Inc., purchased on
                  2/27/1998 to yield 5.68% to 3/02/1998                     49,777
                                                                      ------------
Total Repurchase Agreements
(Cost -- $49,777)                                                           49,777
                                                                      ============

Total Investments (Cost -- $2,418,314) -- 102.4%                         2,418,317
Liabilities in Excess of Other Assets -- (2.4%)                            (57,635)
                                                                      ------------
Net Assets -- 100.0%                                                    $2,360,682
                                                                      ============

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 28, 1998.
** Repurchase Agreements are fully collateralized by US Government Obligations.
 + Variable Rate Notes.

   See Notes to Financial Statements.



CBA Money Fund
Statement of Assets and Liabilites as of February 28, 1998


Assets:
Investments, at value (identified cost -- $2,418,313,756*) (Note 1a) . . . . . . . . . .                      $2,418,317,259
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              25,808
Interest receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          17,047,439
Prepaid registration fees and other assets (Note 1e) . . . . . . . . . . . . . . . . . .                           1,153,288
                                                                                                             ---------------
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       2,436,543,794
                                                                                                             ---------------
Liabilities:
Payables:
Securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $73,767,372
Investment adviser (Note 2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         675,740
Distributor (Note 2)         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         649,177          75,092,289
                                                                                         ---------------
Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . .                             769,413
                                                                                                             ---------------
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           75,861,702
                                                                                                             ---------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $2,360,682,092
                                                                                                             ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized . .                        $236,067,859
Paid-in capital in excess of par . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       2,124,610,730
Unrealized appreciation on investments -- net  . . . . . . . . . . . . . . . . . . . . .                               3,503
                                                                                                             ---------------
Net Assets -- Equivalent to $1.00 per share based on 2,360,678,589 shares of beneficial
interest outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $2,360,682,092
                                                                                                             ===============

* The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $2,418,313,756. As of February 28, 1998, net unrealized appreciation for Federal income tax purposes amounted to $3,503, of which $263,092 related to appreciated securities and $259,589 related to depreciated securities.

  See Notes to Financial Statements.



CBA Money Fund
Statement of Operations for the Year Ended February 28, 1998

Investment Income (Note 1d):
Interest and amortization of premium and discount earned                                                        $127,482,737

Expenses:
Investment advisory fees (Note 2)                                                           $9,293,428
Transfer agent fees (Note 2)                                                                 3,805,534
Distribution fees (Note 2)                                                                   2,744,110
Registration fees (Note 1e)                                                                    389,490
Accounting services (Note 2)                                                                   158,610
Custodian fees                                                                                 115,122
Printing and shareholder reports                                                                89,587
Professional fees                                                                               63,258
Trustees' fees and expenses                                                                     36,134
Other                                                                                           26,698
                                                                                          ------------
Total expenses before reimbursement                                                         16,721,971
Reimbursement of expenses (Note 2)                                                            (898,221)
                                                                                          ------------
Total expenses after reimbursement                                                                                15,823,750
                                                                                                                ------------

Investment Income -- Net                                                                                         111,658,987
Realized Gain on Investments -- Net (Note 1d)                                                                        227,994
Change in Unrealized Appreciation/Depreciation on Investments -- Net                                                  37,859
                                                                                                                ------------
Net Increase in Net Assets Resulting from Operations                                                            $111,924,840
                                                                                                                ============

See Notes to Financial Statements.







CBA Money Fund                                                                              For the Year Ended
Statements of Changes in Net Assets                                                             February 28,
                                                                                           1998              1997

Increase (Decrease) in Net Assets:
Operations:
Investment income -- net                                                              $111,658,987        $98,710,245
Realized gain on investments -- net                                                        227,994             46,265
Change in unrealized appreciation/depreciation on investments -- net                        37,859            (81,776)
                                                                                   ---------------    ---------------
Net increase in net assets resulting from operations                                   111,924,840         98,674,734
                                                                                   ---------------    ---------------

Dividends & Distributions to Shareholders (Note 1f):
Investment income -- net                                                              (111,658,987)       (98,710,245)
Realized gain on investments -- net                                                       (227,994)           (46,265)
                                                                                   ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                          (111,886,981)       (98,756,510)
                                                                                   ---------------    ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                     6,033,580,870      5,723,246,368
Net asset value of shares issued to shareholders in reinvestment of dividends and
distributions (Note 1f)                                                                111,675,227         98,549,542
                                                                                   ---------------    ---------------
                                                                                     6,145,256,097      5,821,795,910
Cost of shares redeemed                                                             (6,021,271,868)    (5,573,053,954)
                                                                                   ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions               123,984,229        248,741,956
                                                                                   ---------------    ---------------

Net Assets:
Total increase in net assets                                                           124,022,088        248,660,180
Beginning of year                                                                    2,236,660,004      1,987,999,824
                                                                                   ---------------    ---------------
End of year                                                                         $2,360,682,092     $2,236,660,004
                                                                                   ===============    ===============

See Notes to Financial Statements.




CBA Money Fund
Financial Highlights

The following per share data and ratios have been derived          For the                For the              For the
from information provided in the financial statements.           Year Ended             Year Ended           Year Ended
                                                                 February 28,           February 29,         February 28,
                                                            1998             1997          1996          1995            1994
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of year                          $1.00           $1.00          $1.00        $1.00           $1.00
                                                       ----------      ----------     ----------   ----------      ----------
Investment income -- net                                    .0497           .0475          .0524        .0396           .0260
Realized and unrealized gain (loss) on investments
-- net                                                      .0001              --*         .0001        .0005          (.0004)
                                                       ----------      ----------     ----------   ----------      ----------
Total from investment operations                            .0498           .0475          .0525        .0401           .0256
                                                       ----------      ----------     ----------   ----------      ----------
Less dividends and distributions:
Investment income -- net                                   (.0497)         (.0475)        (.0524)      (.0396)         (.0260)
Realized gain on investments -- net                        (.0001)             --*        (.0001)          --*         (.0004)
                                                       ----------      ----------     ----------   ----------      ----------
Total dividends and distributions                          (.0498)         (.0475)        (.0525)      (.0396)         (.0264)
                                                       ----------      ----------     ----------   ----------      ----------
Net asset value, end of year                                $1.00           $1.00          $1.00        $1.00           $1.00
                                                       ==========      ==========     ==========   ==========      ==========
Total Investment Return                                      5.10%           4.87%          5.39%        4.04%           2.67%
                                                       ==========      ==========     ==========   ==========      ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                .70%            .69%           .75%         .77%            .71%
                                                       ==========      ==========     ==========   ==========      ==========
Expenses                                                      .74%            .73%           .79%         .81%            .75%
                                                       ==========      ==========     ==========   ==========      ==========
Investment income and realized gain on
investments -- net                                           4.98%           4.71%          5.22%        3.98%           2.62%
                                                       ==========      ==========     ==========   ==========      ==========
Supplemental Data:
Net assets, end of year (in thousands)                 $2,360,682      $2,236,660     $1,988,000   $1,406,315      $1,287,456
                                                       ==========      ==========     ==========   ==========      ==========

* Amount is less than $.0001 per share.

  See Notes to Financial Statements.


CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities with remaining maturities of greater than sixty days, for which market quotations are readily available, will be valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Other securities held by the Fund will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets, 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion. During the year ended February 28, 1998, FAM earned $9,293,428, of which $898,221 was voluntarily waived.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Beneficial Interest Transactions:
The number of shares purchased and redeemed during the year corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

                                      [Merrill Lynch Logo]

                                      [CBA Logo]

                                      STATEMENT OF

                                      ADDITIONAL INFORMATION

[CBA LOGO]

                                      [CBA LOGO]

         Shares of the Money
         Fund
         are offered to
         participants in
         the Capital
         Builder(SM)
         Account service and
         various
         central asset
         account
         programs of Merrill
         Lynch,
         Pierce, Fenner &
         Smith
         Incorporated, to
         participants
         in the Broadcort
         Capital
         Account service of
         Broadcort
         Capital Corp. and to
         investors
         maintaining
         accounts directly
         with the
         Transfer Agent.
         Investors
         should be aware that
         the
         Accounts are not
         bank
         accounts and that a
         shareholder's
         investment in
         the Money Fund is
         not
         insured by any
         governmental
         agency. As with any
         investment in
         securities, the
         value of a
         shareholder's
         investment in the
         Money
         Fund may fluctuate.

                                                    Principal Office of the
                                                    Money Fund:
                                                    800 Scudders Mill Road
                                                    Plainsboro, New Jersey
                                                    Mailing Address:
                                                    P.O. Box 9011
                                                    Princeton, New Jersey
                                                    08543-9011

                     Code #10129-0698                               June 1, 1998

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:

        Financial Statements Contained in Part A:


           Financial Highlights for each of the years in the ten-year period ended February 28, 1998.


        Financial Statements Contained in Part B:


           Schedule of Investments as of February 28, 1998.



           Statement of Assets and Liabilities as of February 28, 1998.



           Statement of Operations for the year ended February 28, 1998.



           Statements of Changes in Net Assets for each of the years in the two-year period ended February 28, 1998.



           Financial Highlights for each of the years in the five-year period ended February 28, 1998.


     (b) EXHIBITS


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 1        --   Second Amended and Restated Declaration of Trust, dated June
               13, 1984.(a)
 2        --   By-Laws of the Registrant.(a)
 3        --   None.
 4        --   None.
 5(a)     --   Management Agreement between Registrant and Fund Asset
               Management, L.P.(a)
  (b)     --   Supplement to Management Agreement with Fund Asset
               Management, L.P.(b)
 6        --   Form of Distribution Agreement among Registrant, Merrill
               Lynch, Pierce, Fenner & Smith Incorporated and Broadcort
               Capital Corp. and form of Selected Dealers Agreement.(a)
 7        --   None.
 8        --   Form of Custodian Contract between Registrant and State
               Street Bank and Trust Company.(a)
 9(a)     --   Transfer Agency, Shareholder Servicing Agency, and Proxy
               Agency Agreement between Registrant and Merrill Lynch
               Financial Data Services, Inc.(a)
  (b)     --   Form of Capital Builder(SM) Account Agreement.(a)
  (c)     --   Form of Broadcort Capital Account Agreement.(a)
10        --   None.
11        --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12        --   None.
13        --   Certificate of Fund Asset Management, L.P.(a)
14        --   None.
15        --   Form of Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 among Registrant, Merrill Lynch, Pierce,
               Fenner & Smith Incorporated and Broadcort Capital Corp. and
               form of Distribution Plan Sub-Agreement.(a)
16        --   Schedule for computation of each performance quotation
               provided in the Registration Statement in response to Item
               22.(a)
17        --   Financial Data Schedule for the fiscal year ended February
               28, 1998.


---------------
(a) Previously filed pursuant to the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") phase-in requirements as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on June 27, 1995.

(b) Previously filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on June 29, 1994.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by, or under common control with, any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                NUMBER OF
                                                                HOLDERS AT
TITLE OF CLASS                                                MARCH 31, 1998
--------------                                                --------------
Shares of beneficial interest, par value $.10 per share.....      333,809


---------------

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").


ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 10 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the Distributors within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.



     Merrill Lynch Asset Management L.P. ("MLAM"), an affiliate of FAM, acts as investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc.,

Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Ready Assets Trusts, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since March 1, 1996 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, director and trustee, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies listed in the first two paragraphs of this Item 28. Messrs. Zeikel, Glenn and Richard also hold the same position with substantially all of the investment companies advised by MLAM as they do with those advised by the Manager and Messrs. Giordano, Harvey, Kirstein and Monagle are officers or director/trustees of one or more of such companies.



                             POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS,
         NAME                     MANGER                PROFESSION, VOCATION OR EMPLOYMENT
         ----                ----------------           ----------------------------------
ML & Co                  Limited Partner           Financial Services Holding Company; Limited
                                                     Partner of MLAM
Princeton Services       General Partner           General Partner of MLAM
Arthur Zeikel            Chairman (since 1997);    Chairman of MLAM; President of the Manager
                           President (1977-1997)     and MLAM from 1977 to 1997; Chairman and
                                                     Director of Princeton Services; President
                                                     of Princeton Services from 1993 to 1997;
                                                     Executive Vice President of ML & Co.
Jeffrey M. Peek          President (since 1997)    President of MLAM since 1997; President and
                                                     Director of Princeton Services since 1997;
                                                     Executive Vice President of ML & Co.;
                                                     Managing Director and Co-Head of the
                                                     Investment Banking Division of Merrill
                                                     Lynch in 1997; Senior Vice President and
                                                     Director of the Global Securities and
                                                     Economic Division of Merrill Lynch from
                                                     1995 to 1997.

                             POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS,
         NAME                     MANGER                PROFESSION, VOCATION OR EMPLOYMENT
         ----                ----------------           ----------------------------------
Terry K. Glenn           Executive Vice President  Executive Vice President of MLAM; Executive
                                                     Vice President and Director of Princeton
                                                     Services; President and Director of MLFD;
                                                     Director of MLFDS; President of Princeton
                                                     Administrators, L.P.
Linda L. Federici        Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Vincent R. Giordano      Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Elizabeth A. Griffin     Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Norman R. Harvey         Senior Vice President     Senior Vice President of MLAM; Senior
                                                     President of Princeton Services
Michael J. Hennewinkel   Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Philip L. Kirstein       Senior Vice President,    Senior Vice President, General Counsel and
                           General Counsel and       Secretary of MLAM; Senior Vice President,
                           Secretary                 General Counsel, Director and Secretary of
                                                     Princeton Services
Ronald M. Kloss          Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Debra W. Landsman-       Senior Vice President     Senior Vice President of MLAM; Vice
  Yaros                                              President of MLFD; Senior Vice President
                                                     of Princeton Services
Stephen M.M. Miller      Senior Vice President     Executive Vice President of Princeton
                                                     Administrators, L.P.; Senior Vice
                                                     President of Princeton Services
Joseph T. Monagle, Jr.   Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Michael L. Quinn         Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services; Managing
                                                     Director and First Vice President of
                                                     Merrill Lynch from 1989 to 1995
Richard L. Reller        Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services; Director
                                                     of MLFD
Gerald M. Richard        Senior Vice President     Senior Vice President and Treasurer of MLAM;
                           and Treasurer             Senior Vice President and Treasurer of
                                                     Princeton Services; Vice President and
                                                     Treasurer of MLFD
Gregory D. Upah          Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services
Ronald L. Welburn        Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                     President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Merrill Lynch and Broadcort Capital Corp. ("Broadcort") act as the principal underwriters for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 28: CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 28, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.


     (b)(1) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281.



                                             POSITION(S) AND OFFICE(S)        POSITION(S) AND OFFICE(S)
                NAME                            WITH MERRILL LYNCH                 WITH REGISTRANT
                ----                         -------------------------        -------------------------
Stephen L. Hammerman.................  Chairman                               None
Herbert M. Allison, Jr. .............  President and Chief Executive Officer  None
John L. Steffens.....................  Executive Vice President and Director  None
David H. Komansky....................  Director                               None
Barry S. Friedberg...................  Executive Vice President               None
Edward L. Goldberg...................  Executive Vice President               None
Jerome P. Kenney.....................  Executive Vice President               None
Thomas H. Patrick....................  Executive Vice President               None
Winthrop H. Smith, Jr................  Executive Vice President               None
Roger M. Vasey.......................  Executive Vice President               None
George A. Schieren...................  General Counsel                        None
Theresa Lang.........................  Treasurer                              None
Andrea L. Dulberg....................  Secretary                              None



     (b)(2) Set forth below is information concerning each director and executive officer of Broadcort. The principal business address of each such person is 100 Church Street, New York, New York 10007, except that the address of Messrs. Hughes, Joyce and Lynch is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281.



                                              POSITION(S) AND OFFICE(S)        POSITION(S) AND OFFICE(S)
                 NAME                              WITH BROADCORT                   WITH REGISTRANT
                 ----                         -------------------------        -------------------------
James P. Smyth........................  President and Director                 None
Thomas M. Joyce.......................  Chairman and Director                  None
Thomas Conigliaro.....................  Executive Vice President and Director  None
Robert F. McGee.......................  Senior Vice President and Director     None
Michael J. Lynch......................  Director                               None
Arthur L. Thomas......................  Director                               None
James M. McCue........................  Treasurer and Chief Financial Officer  None
George Y. Bramwell....................  Secretary                              None
Daisy M. Rosado.......................  Assistant Secretary                    None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road,

Plainsboro, New Jersey 08536, and its transfer agent, MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Money Fund-Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Money Fund-Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY, ON THE 1ST DAY OF JUNE, 1998.


                                          CBA MONEY FUND
                                          (REGISTRANT)

                                          By:      /s/ TERRY K. GLENN
                                            ------------------------------------
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                          PRESIDENT)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSON IN THE CAPACITY AND ON THE DATE INDICATED.


                       SIGNATURE                                     TITLE                   DATE
                       ---------                                     -----                   ----

                   /s/ ARTHUR ZEIKEL*                     President (Principal
--------------------------------------------------------    Executive Officer) and
                    (ARTHUR ZEIKEL)                         Trustee

                 /s/ GERALD M. RICHARD*                   Treasurer (Principal
--------------------------------------------------------    Financial and Accounting
                  (GERALD M. RICHARD)                       Officer)

                 /s/ RONALD W. FORBES*                    Trustee
--------------------------------------------------------
                   (RONALD W. FORBES)

               /s/ CYNTHIA A. MONTGOMERY*                 Trustee
--------------------------------------------------------
                (CYNTHIA A. MONTGOMERY)

                 /s/ CHARLES C. REILLY*                   Trustee
--------------------------------------------------------
                  (CHARLES C. REILLY)

                   /s/ KEVIN A. RYAN*                     Trustee
--------------------------------------------------------
                    (KEVIN A. RYAN)

                  /s/ RICHARD R. WEST*                    Trustee
--------------------------------------------------------
                   (RICHARD R. WEST)

                *By: /s/ TERRY K. GLENN                                                     June 1, 1998
  ---------------------------------------------------
           (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  11      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant
  17      --   Financial Data Schedule for the fiscal year ended February
               28, 1998